Exhibit 24

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the persons whose signatures appear below constitute and appoint D. Craig Nordlund and Ann O. Baskins, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Form S-8 Registration Statement pertaining to the Hewlett-Packard Company 1993 EEsof Incorporated Stock Option Conversion Plan, and any or all amendments (including post-effective amendments) to said Form S-8 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and these Amendments to Registration Statements have been signed below by the following persons in the capacities and on the dates indicated. Moreover, the undersigned hereby also certify that to the best of their knowledge and belief the issuer meets all of the requirements for filing on Form S-8.

            Signature                 Title                    Date


 /s/ Raymond W. Cookingham     Vice President and        February 4, 1994
 -------------------------     Corporate Controller      ----------------
    (Raymond W. Cookingham)   (Principal Accounting
                                Officer)

 /s/ Thomas E. Everhart             Director             February 7, 1994
 ------------------------                                ----------------
    (Thomas E. Everhart)


 /s/ John B. Fery                   Director             February 11, 1994
 ------------------------                                -----------------
     (John B. Fery)


 /s/ Jean-Paul G. Gimon             Director             February 4, 1994
 ------------------------                                -----------------
   (Jean-Paul G. Gimon)


 /s/ Richard A. Hackborn            Director             February 5, 1994
 ------------------------                                -----------------
   (Richard A. Hackborn)


 /s/ Harold J. Haynes               Director             February 7, 1994
 ------------------------                                -----------------
   (Harold J. Haynes)


 /s/ Walter B. Hewlett              Director             February 8, 1994
 ------------------------                                -----------------
   (Walter B. Hewlett)


 /s/ Shirley M. Hufstedler          Director             February 7, 1994
 -------------------------                               -----------------
   (Shirley M. Hufstedler)


___________________________         Director           ____________________
  (George A. Keyworth II)


___________________________         Director           ____________________
      (Paul F. Miller, Jr.)


  /s/   Susan P. Orr                Director             February 7, 1994
 --------------------------                              -----------------
      (Susan P. Orr)


___________________________         Director            ___________________
     (David W. Packard)


 /s/ Donald E. Petersen             Director             February 8, 1994
 --------------------------                              ------------------
   (Donald E. Petersen)


 /s/ Lewis E. Platt           Chairman, President and    February 3, 1994
 --------------------------   Chief Executive Officer    ------------------
 (Lewis E. Platt)          (Principal Executive Officer)


___________________________         Director            __________________
       (Hicks B. Waldron)


 /s/ Robert P. Wayman      Executive Vice President,     February 7, 1994
 ------------------------  Finance and Administration    -----------------
  (Robert P. Wayman)       (Chief Financial Officer)
                                  and Director


___________________________         Director            __________________
    (T.A. Wilson)